UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): February 16, 1999


                         Howmet International Inc.
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           (Exact name of registrant as specified in its charter)


                                  Delaware
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               (State or other jurisdiction of incorporation)


          1-13645                                  52-1946684
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    Commission File Number              (IRS Employer Identification No.)


        475 Steamboat Road, Greenwich, CT              06836-1960
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     (Address of principal executive offices)          (Zip Code)


                             (203) 661-4600
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                       Registrant's Telephone Number

















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ITEM 5 OTHER EVENTS

The following news release was issued on March 4, 1999.

                    Howmet International Inc. Statement

In late 1998, Howmet International Inc. (HWM) discovered certain testing and specification non-compliance issues at its aluminum casting operations. Howmet publicly reported this on its Form 8-K filed on February 9, 1999, and brought these matters to the attention of all of its relevant customers. The Company has cooperated fully with its customers and the U.S. Defense Department in their investigations of these matters and will continue to do so. Moreover, the Company knows of no in-service problems associated with these issues.

On March 3, 1999, Howmet's primary operating subsidiary, Howmet Corporation, received from the U.S. Department of the Air Force a notice of proposed debarment from future government contracts and subcontracts. It does not affect existing contracts, other than extensions. This notice is based upon certain of the testing issues referred to in the Company's Form 8-K and a kickback situation previously reported by Howmet to the U.S. Defense Department. The issues which are the subject of this notice relate solely to the operations of Howmet Corporation's aluminum casting subsidiaries. Under the terms of the notice, the proposed order will not become final until the Company has had the opportunity to present relevant information and arguments in opposition to the proposed debarment. The Company has 30 days in which to make this presentation and it intends to do so.

The Company is taking the steps it believes necessary to prevent a repetition of these occurrences. In view of these steps and its full cooperation with the Defense Department investigation, the Company believes debarment of either Howmet Corporation or its Cercast subsidiaries is unwarranted and will vigorously oppose the proposed debarment.

Headquartered in Greenwich, CT, Howmet International Inc. is the world's largest manufacturer of precision investment castings, primarily for jet aircraft and industrial gas turbine engines. Howmet and its subsidiaries operate 29 production facilities in the United States, Canada, France, the United Kingdom and Japan.

This press release includes forward-looking statements, including actions to be taken by the Company. Pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions readers that such forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in those statements. These risks and uncertainties include, but are not limited to, the nature of the Company's customer base, the potential effects of the loss of government business, the effectiveness of ethics and compliance programs and others detailed in Exhibit 99.1 to the Company's Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission.






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                                 SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOWMET INTERNATIONAL INC.
                                   (Registrant)



                                   By:     /S/ Roland Paul
                                           ----------------
                                           Roland Paul
                                           Vice President


Date:    March 4, 1999
















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